Exhibit 99.1

FOR IMMEDIATE RELEASE

The Jones Group
Investor Contact:
John T. McClain, Chief Financial Officer
The Jones Group
(212) 703-9189

Media Contacts:
Joele Frank and Sharon Stern
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

THE JONES GROUP TO COMMENCE MAILING OF DEFINITIVE PROXY STATEMENT
IN CONNECTION WITH PROPOSED MERGER

Special Meeting of Shareholders Scheduled for April 7, 2014

New York, New York – March 6, 2014 –– The Jones Group Inc. (NYSE: JNY) (“The Jones Group” or the “Company”) has filed with the Securities and Exchange Commission definitive proxy materials in connection with the proposed transaction with Sycamore Partners. The Company expects to commence mailing of the definitive proxy materials to The Jones Group shareholders this week. As previously announced on December 19, 2013, The Jones Group entered into a merger agreement with Sycamore Partners, pursuant to which, subject to the satisfaction of various conditions set forth therein, affiliates of Sycamore Partners will acquire The Jones Group for $15.00 per share in cash.

A special meeting of shareholders of The Jones Group to consider and vote upon the previously announced agreement will be held at 2:00 p.m. Eastern Time on April 7, 2014, at the offices of Cravath, Swaine & Moore LLP at 825 Eighth Avenue, 38th Floor, New York, New York. The Jones Group shareholders of record as of the close of business on March 5, 2014 are entitled to vote at the special meeting.

The Jones Group’s Board of Directors has unanimously approved the merger agreement and the merger, and unanimously recommends that shareholders vote “FOR” the proposal to adopt the merger agreement. Adoption of the merger agreement and the merger requires the approval of a majority of the shares of The Jones Group common stock that are cast at the special meeting.

The Jones Group shareholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the Board of Directors’ unanimous recommendation that shareholders vote “FOR” the proposal to adopt the merger agreement.

The Jones Group shareholders who have questions about the merger or need assistance in submitting their proxy or voting their shares should contact The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or D.F. King & Co., Inc., which is assisting Jones, toll-free at (800) 967-4607.

Citigroup Global Markets, Inc. is acting as financial advisor to The Jones Group and Peter J. Solomon Company is acting as financial advisor to the Company’s Board of Directors. Cravath, Swaine & Moore LLP is acting as legal advisor to The Jones Group and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to the independent directors of the Company’s Board of Directors.

About The Jones Group Inc.

The Jones Group Inc. (www.jonesgroupinc.com) is a leading global designer, marketer and wholesaler of over 35 brands with product expertise in apparel, footwear, jeanswear, jewelry and handbags. The Jones Group has a reputation for innovation, excellence in product quality and value, operational execution and talent. The Company also markets directly to consumers through branded specialty retail and outlet stores, through concessions at upscale department stores and through its e-commerce sites.

The Company’s internationally recognized brands and licensing agreements (L) include: Nine West, Jones New York, Anne Klein, Kurt Geiger, Rachel Roy (L), Robert Rodriguez, Robbi & Nikki, Stuart Weitzman, Easy Spirit, Carvela, Gloria Vanderbilt, l.e.i., Bandolino, Enzo Angiolini, Nine & Co., Joan & David, Miss KG, Kasper, Energie, Evan-Picone, Le Suit, Mootsies Tootsies, Erika, Napier, Jessica Simpson (L), Givenchy (L), Judith Jack, Albert Nipon, Pappagallo and Rafe (L).

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this communication that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words. Any forward-looking statements included in this communication are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected results in such forward-looking statements. Such risks and uncertainties include, among others: any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the merger by the Company’s shareholders (or the failure to obtain such approval); the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the merger agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the merger and the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 18, 2014, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions. The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by affiliates of Sycamore Partners. In connection with the proposed merger, the Company has filed a definitive proxy statement and other related documents with the SEC and will mail a definitive proxy statement to its shareholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company’s website, www.jonesgroupinc.com, or by contacting D.F. King & Co., Inc., which is assisting Jones, toll-free at (800) 967-4607.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed merger filed with the SEC. Investors should read the definitive proxy statement carefully before making any voting or investment decisions.